SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 9, 2001

                           AP PHARMA, INC.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)


    DELAWARE                    1-16109                94-2875566
----------------------------    ------------  -------------------
(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)         File Number)  Identification No.)


          123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA 94063
          -------------------------------------------------
         (Address of principal executive offices)  (Zip code)

                       (650) 366-2626
        ----------------------------------------------------
        (Registrant's telephone number, including area code)

                 ADVANCED POLYMER SYSTEMS, INC.
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
----------------------------------------

Item 5.  Other Events.

Registrant's stockholders approved an amendment to Registrant's Certificate of Incorporation changing its name from "Advanced Polymer Systems, Inc." to "AP Pharma, Inc." at Registrant's annual stockholder meeting held May 9, 2001. This name change became effective on May 9, 2001. Registrant's shares will trade under a new NASDAQ Symbol "APPA".

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 3.1    Certificate of Amendment of the Certificate of
               Incorporation filed with the Secretary of State of the State of Delaware on or about May 9, 2001.

Exhibit 99.1   Press Release dated May 14, 2001.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AP PHARMA, INC.


Date:  May 14, 2001                  By: /S/ Michael O'Connell
     --------------                      ------------------------
                                         Michael P. J. O'Connell,
                                         President and Chief
                                         Executive Officer


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